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                                                                    EXHIBIT 23.1

                      [Letterhead of Arthur Andersen LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to this registration statement of our report dated March 12, 1998 included in NEXTLINK Communications, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                          /s/ Arthur Andersen LLP

Seattle, Washington


June 5, 1998